Exhibit 99.1

Gold // Copper A Contrarian Moment The BMO 30th Global Metals & Mining Conference March 2021

MUX: Cautionary Statement Executive Summary: If you are risk-averse, don’t buy our shares. Past performance is unreliable in predicting the future. Unexpected events do happen and will change forecasts.

MUX Has Leverage to Gold, Silver & Copper 160% 140 120 100 80 60 40 20 -20 Mar/2020May/2020Jul/2020Sep/2020Nov/2020Jan/2021 Silver 123% MUX 119% Copper 89% Gold 21% MUX Source: Bloomberg. From Mar 20, 2020 to Feb 22, 2021.

MUX-Contrarian’s Moment for Large Capital Gain Potential 100% 80 60 MUX vs GDXJ Relative Performance Feb 2018 – Feb 2021 Potential MUX $3.30 40 20Closing The Gap 0 -20 -40 -60 -80 MUX GDXJ MUX Outperformance MUX Underperformance $1.27 Current MUX 2018201920202021

MUX’s Overlooked Asset Los Azules: Large Copper Deposit Copper Equal to a Gold Equivalent Resource of 23 Million oz Indicated & 44 Million oz Inferred1 221 m (725 ft) @ 1.62% Cu 200 m (656 ft) @ 0.89% Cu 240 m (787 ft) @ 0.94% Cu 360 m (1,181 ft) @ 0.63% Cu 429 m (1,470 ft) @ 0.75% Cu Los Azules Argentina Ore tonnes Copper lbs Gold oz Silver oz Indicated962 Million10.2 Billion @ 0.48% 1.7 Million @ 0.06 gpt 55.7 Million @ 1.8 gpt Inferred2,666 Million19.3 Billion @ 0.33% 3.8 Million @ 0.04 gpt 135.4 Million @ 1.6 gpt

Los Azules – Preliminary Economic Analysis (PEA) Robust Economics @ $3/lb Copper Highlights of the 2017 PEA (Hatch) Average annual production 1st 13 Years Mine life Initial capex Payback After-tax IRR After-tax NPV @ 8% 415 Million lbs Cu @ $1.14/ lb cash cost + Au & Ag credits 36 years $2.4 Billion years 20% $2.2 Billion

Los Azules NPV & IRR Sensitivity to Copper Price NPV @ 8% Sensitivity to Copper Price $6 $5 NPV @ 8% ($ Billions) $3 $2 $1 35% 30% 25% 20% 15% 10% 7.2% IRR Sensitivity to Copper Price 29.8% 25.1% 20.1% 14.3% 33.6% ($1) -40% -20% 100% +20% +40% $1.80 $2.40 $3.00 $3.60 $4.20 Change from $3.00/ lb Cu Base Case Assumption (%) Copper Price ($/ lb) 5% 0% $2.00$2.50$3.00$3.50$4.00$4.50 Copper Price ($/ lb)

Here’s What We Are Doing New Senior Management @ Head Office & Mine Sites Finances Increasing Gold Production Extending Mine Life Exploration Continues to Deliver Positive Results Moving to Monetize Los Azules Copper

New Senior Management Team Rob McEwen Anna Ladd-Kruger Peter Mah Chairman & Chief Owner Rob has $1/ year salary, has invested $165M in McEwen Mining and owns 18% of the outstanding shares. He is the founder of Goldcorp, was awarded the 2001 PDAC Developer of the Year, the Order of Canada, and was inducted into The Canadian Mining Hall of Fame. CFO Anna has 20+ years of mining experience. She was previously CFO & VP Corp Dev at Excellon Resources, and CFO of Trevali Mining, where she was integral to growing the company to a >$1 B market cap mid-tier producer. Anna is CPA, CMA, and holds an MSc in Economics from Queen's University and a BComm from UBC. COOPeter has 30 years of mining experience, with a passion for developing teams and a focus on excellence and innovation. He set a strong track record in building, transitioning and operating mines. Peter holds a BASc in Mining and Mineral Process Engineering and a MASc from UBC. Adrian Blanco S. General Manager, Mexico & USA Adrian has extensive mining experience, held executive positions in Mexico, USA, Peru & Argentina, led successful business transformations towards financial profitability, while promoting highest standards of safety & operational excellence. He holds BBA, Chem. Eng., MSc in Corporate Finance from Salford Business School & Executive Management certification from IPADE. Rory Greyvensteyn General Manager, Ontario Operations Rory has over 30 years of mining experience in diversified operations, from deep level gold mining in South Africa to open pit diamond mining in Canada. He has a strong background in production and large contract management. Rory holds a BSc in Mining Engineering and a NHD in Metal Mining. Curtis Cadwell Operations Manager, Gold Bar, Nevada Curtis has over 20 years of mining operations experience. He was General Manager of Operations for Barrick Nevada and most recently, Director of Operations for OceanaGold’s Haile Mine in South Carolina. Curtis has a BA in Accounting & Finance from UNM Anderson School of Management.

2021 Operational & Financial Highlights 110,500 – 127,900 Gold Oz 2,300,000 – 2,450,000 Silver Oz 141,000 – 160,400 GEO 2021 Production Guidance Current cash balance1: ~US$54M Ontario operations Froome development project fully funded Exploration programs fully funded

CEO's Financial Commitment Shares Stock Ownership Top 10 Holders 3 Rob McEwen 82.2 M Van Eck Associates 19.5 M Weiss Asset Management 14.0 M BlackRock 7.3 M Mirae Asset Global Investments 6.8 M AIFM Capital AB 5.1 M The Vanguard Group 4.4 M ETF Managers Group 2.8 M Invesco Ltd 2.7 M SIG Holding 2.3 M Outstanding : 459 M Fully Diluted : 496 M ADTV 2 : 7.9 M Price : US$1.27 Market Cap : US$583M Retail 64% Institutional 18%

MUX: Diversified Production, Development Pipeline & Exploration Potential Mines Gold & Silver Black Fox Gold Bar El Gallo San Jose Mexico Ontario Nevada Development Pipeline Gold & Silver Froome Grey Fox Stock Fenix Argentina Copper Los Azules

Operational Highlights

Nevada - Prime Real Estate for Gold

On Trend - Similar Geology

Criteria	Cortez & Gold Bar
Large footprint, shallow oxide gold	✓
Host rock, alteration, mineralization style	✓
Major faults, structural traps	✓
Intrusions	✓

Underexplored, With Upside Potential

- ✓ Surface near mine & deeper targets
- ✓ Oxide & sulfide


Nevada
Gold Mines
Cortez
50 Moz Au
cluster[1]
Cortez
Fourmile
Discovery
Goldrush
Cortez Fault
Tonkin
Gold Bar
Wall Fault
Roberts Creek Fault
Legend
MUX Property
NGM Property
Faults
12 miles
20 km
N


Gold Bar
Nevada, USA

1. Includes past production and current resources.

MUX

Gold Bar: Exploration Targets

Near Mine ($2.3M)
Resource Expansion

- Ridge expansion
- Cabin expansion
- SW Pick
- Ridge – Stone corridor
- Tonkin oxide

Brownfields ($0.9M)
Known Mineralized/ Altered Areas

- Gold Canyon/Pot Canyon
- Rojo Ridge corridor
- Cabin Fault corridor
- Ridge Fault corridor
- South of Gold Bar South

Greenfields ($0.4M)
Large Faults/Alteration/ Little to No Data

- Wall Fault
- Roberts Creek Fault

Total Budget $5.1M



Pot Canyon/
Gold Canyon
Rojo
Ridge
Ridge
Pick
Cabin
Wall Fault
Ridge Fault
Cabin Fault
Roberts Creek Fault
Leach
Pad
Gold Bar
South
Legend
Mine
Deposit
Near Mine Targets
Brownfield
Greenfield
0
1
2
Miles
N

MUX 15

Tonkin: Potential Incremental Production for Gold Bar Cortez Fourmile Discovery Goldrush Gold Bar Nevada, USA Tonkin Gold Oxide Resource1: 205,000 oz @ 0.027 opt (0.92 g/t) Legend MUX Property NGM Property Faults 12 miles N 20 km Gold Bar Complex MUX Measured & Indicated resource (70% Measured, 30% Indicated), 2008 43-101 technical report

Fox Complex: Large Gold Resource Base In the Prolific Timmins District Fox Complex Gold Resources - 2.96 M oz Measured & Indicated & 1.15 M oz Inferred Destor-Porcupine Fault Zone Trans-Canada Hwy Fox - Stock Mine & Mill Matheson Black Fox Mine Timmins 28 Miles (45 km) oz Au M&I oz Au Inf & 8,000 20 Miles (32 km) Froome Grey Fox 1,370,000 oz Au M&I & 192,000 oz Au Inf oz Au M&I oz Au Inf & 954,000N MUX Resources: M&I - Measured & Indicated, Inf - Inferred

Fox Complex: Exciting Upside Potential A Lot of Room to Grow Along Strike and at Depth Red Lake Timmins Kirkland Lake Stock / Black Fox Surface 1,000m 2,000m 3,300ft 6,600ft Ore BodiesHeadframe/ Shaft McEwen Mineralization Zone Outlines Stock West 6.7 g/t Au / 39m Stock Mine 27.2 g/t Au / 7m, incl. 120 g/t Au / 1.6m Stock East 63.6 g/t Au / 6.2m Black Fox Mine 55.1 g/t Au / 1.0m Grey Fox Area Whiskey Jack: 9.9 g/t Au / 39m 147 NE: 39.5 g/t / 3.8m, 4.8 g/t Au / 19m incl. 10.3 g/t Au / 6m GF South: /t Au / 18.8m MUX

Fox Complex: Black Fox Mine, Froome & Grey Fox Deposits Grey Fox 888,000 oz Indicated @ 7.1 g/t Au 173,000 oz Inferred @ 6.6 g/t Au Froome 181,000 oz Indicated @ 5.1 g/t Au 1.2 miles 2 kmN

Froome – Extends Black Fox Mine Life 2.5 years Froome Better than Black Fox: Shallower deposit, suited for low cost, productive ‘bulk mining’ at pit level Wide disseminated style mineralization, more consistent grades and continuity Wider mining widths ranging from 15-40 m for most of the deposit Larger stopes = more efficient underground development & mine sequencing More efficient haulage and reduced underground congestion, lower gradient & straighter ramp Better stoping ground conditions expected to be positive for dilution & grade control Surface Feb 16th Development Progress Section Looking North Portals Froome Deposit Ventilation Ramp 95% Complete

Fox Complex, Grey Fox: Excitement @ Whiskey Jack



Grey Fox Long Section - Near Surface, Good Grades
Surface
0 -
250m -
500m -
Composites
2019
2020
Historic
Resource Grades
> 5 g/t
3.6 – 5 g/t
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
<5
GF14-908
PR93-19
19GF-1242
GF11-337
19GF-1293
GF14-917
19GF-1320
19GF-1248
GF11-400
19GF-1248
20GF-1152
20GF-1112
20GF-1305
20GF-1329
19GF-1321
20GF-1255
19GF-1313
20GF-1323
GF14-925
20GF-1325
A1 Fault
0
200m

Drill Hole	Grade (g/t Au)	Width (m)		Grade (g/t Au)	Width (m)	GxW
19GF-1320	2.05	11.0	incl.	5.30	1.6	22.6
19GF-1313	2.06	11.0	incl.	6.95	1.0	22.7
19GF-1293	5.82	4.4	incl.	6.24	4.0	25.6
20GF-1305	2.58	11.9	incl.	4.10	2.8	30.6
19GF-1321	4.78	6.5	incl.	5.56	5.0	31.1
GF11-337	3.59	9.0	incl.	3.95	7.0	32.3
20GF-1112	16.34	2.6				42.7
GF14-917	17.41	2.7	incl.	41.49	1.1	46.1
GF14-908	11.58	4.1	incl.	18.05	1.4	47.5
20GF-1323	5.95	10.0	incl.	13.29	4.2	59.5
GF14-925	3.93	16.0	incl.	4.86	11.0	62.9
19GF-1248	5.00	13.0	incl.	9.66	6.0	65.0
20GF-1152	4.87	15.6	incl.	14.40	0.5	76.0
			incl.	17.01	3.5	
PR93-19	8.22	9.9	incl.	32.20	2.4	81.4
20GF-1329	4.78	17.7	incl.	16.42	3.7	84.6
20GF-1323	31.23	3.4	incl.	38.51	2.7	106.2
19GF-1242	9.74	13.0	incl.	14.07	8.4	126.6
GF11-400	9.26	13.8	incl.	15.21	8.0	127.3
20GF-1255	20.01	7.9	incl.	131.00	0.7	157.5
20GF-1325	12.67	13.8	incl.	29.48	5.7	175.2
19GF-1293	52.96	7.4	incl.	58.85	6.6	391.9
19GF-1248	8.99	44.0	incl.	9.90	39.0	395.6

GxW represents the product of the first grade and width columns for each drill hole. Numbers presented are rounded.

MUX 21

Fox Complex: Stock (Mill Site & Former Stock Mine) Significant Gold Intersections Stock WestStock Mine (care & maintenance) Stock East S19-112A 4.2 g/t Au / 14.5m incl. 12.2 g/t Au / 3.4m S19-98 5.6 g/t Au / 30-2m00m incl. 9.1 g/t Au / 13m S20-152 4.28 g/t Au / 14m incl 6.38 g/t Au / 8m S20-151 7.62 g/t Au / 11m incl 11.21 g/t Au / 7m -200m S19-113 6.5 g/t Au / 19m-400m incl. 7 g/t Au / 17m -400m S19-105 g/t Au / 29.7m incl. 5.6 g/t Au / 2-690.01mm S19-106 7.7 g/t Au / 25m incl. 11.2 g/t Au-80/ 01m6.2m S19-101 VG (assays pending) Stock Deep S18-31 g/t Au / 3.3m, 14.1 g/t Au / 1.8m incl. 30.1 g/t Au / 0.8m SEZ19-35 63.6 g/t Au / 6.2m incl. 317 g/t Au / 1.2m SEZ19-28 34.7 g/t Au / -66.050m incl. 74.1 g/t Au / 3m -800m 6.4 g/t Au / 42m incl. 6.7 g/t Au / 39m -1000m S19-95 g/t Au / 7m incl. 311 g/t Au / 0.6m Mineralized areas / targets -1000m -1200m0 1000 m MUX 3300 ft Longitudinal section – looking North. All intersections are core lengths.

San José - One of the Highest Grades Silver & Gold Mines in the Americas (49% Owned) Large Property High Grade Mine Surrounds Newmont San José Mine San José Argentina Reserve Grade 1459 gpt Silver 7.3 gpt Gold Production 2021E 2,32.3 - 2.45 Moz Silver & 41.5 - 44.5 Koz Gold Mine Life 45 Years Production 20205 231,000 oz Au 12 miles N MUX Hochschild Mining 2019 Annual Report. 2. Based on 49% MUX ownership basis. 3. MUX press release Feb 2, 2021, “McEwen Mining: A Warm Welcome and 2021 Production Guidance". 4. Hochschild’s “Annual Report and Accounts 2020”. 5. Newmont disclosure.

San José Property Exploration Targets

- **Jan 2021:**

  1.3 m @ 13.8 g/t Au & 3,149 g/t Ag
  (Ramal HVNX vein)

  1.6 m @ 5.6 g/t Au & 648 g/t Ag
  (Isabel vein)

- **Q1 2021 - 2,000 m resource drilling planned**

  High grade areas close to mine:
  Isabel & Luisa veins

  Continuing areas:
  Telken, Saavedra & Aguas Vivas



San José
Argentina
Aguas Vivas
Property
Outline
Saavedra
Telken North
Exploration
close to
Cerro Negro
Telken
South
Newmont
Cerro Negro Mine
Observed Veins
Inferred Veins
N
12 miles
20 km

Source: Hochschild Mining - press releases dated Jan 20 2021, *2020 Full Year Results* presentation dated Feb 18 2021

MUX 24

San José Mine Vein Extensions



0.95 m @ 7.02 g/t Au; 811 g/t Ag
1.00 m @ 2.38 g/t Au; 1,964 g/t Ag
0.70 m @ 0.30 g/t Au; 18 g/t Ag
1.33 m @ 9.51 g/t Au; 1,318 g/t Ag
1.00 m @ 20.26 g/t Au; 461 g/t Ag
1.30 m @ 6.67 g/t Au; 762 g/t Ag
1.15 m @ 5.80 g/t Au; 197 g/t Ag
0.90 m @ 8.00 g/t Au; 397 g/t Ag
1.60 m @ 7.42 g/t Au; 522 g/t Ag
0.75 m @ 1.52 g/t Au; 331 g/t Ag
Giovanna
Mercedes
Frea
Cristina
Ayelen
Florencia
Agustina
Odin
Maia
Micaela
Pilar
Emilia
Julia
Kospi
Isabel
Huevos Verdes
Erika NW
Erika
TL-03
SJM-490
Executing Drill
Intercepted DDH
Observed Vein
Inferred Vein
Inferred Fault
Mining Property
1 km / 0.6 Miles
N

Source: Hochschild Mining

MUX

25

Potential Near Term Catalysts Los Azules Fox Complex PEA Q2 Froome Startup Exploration Results MUX

Appendix

Stock West Drill Results - Strong, Consistent Mineralized Intercepts 21.4 g/t Visible Gold VG 5.6 g/t Au over 30 m MUX Drill core from hole S19-98.

Fox Complex Conceptual Expansion Strategy 1 Production Growth Steps to Target 100 - 150 Koz / Yr Leveraging Stock Mill Capacity Step 1. Froome Commercial production Q4 2021 Bridging gold production for the next 2-3 years Step 2. Grey Fox nce Sooner Grow scale & increase Life of Mine; PEA Q2 2021 Whiskey Jack drilling underway Stock - Blue Sky Growth Leveraging existing permits Restore UG access via existing shaft and/ or ramp 2020-21 aggressive exploration drilling campaign West Zone resource delineation & step-out drilling underway MUX 1 Based on existing 3.0 Moz Measured & Indicated Resource from Black Fox, Grey Fox, Stock and Timmins properties.

Froome Deposit – Better Mining Conditions Than Black Fox Shown below is a core interval of the wide zone - consistent grades and favorable ground conditions expected, providing for overall better mining conditions, compared to Black Fox’s nuggety style mineralization. From 127 m: 4.55 g/t Au over 53 m, incl. 8.92 g/t Au over 10.6 m MUX Gold grade (g/t) Drill core from hole #15PR-G031. Numbers in yellow represent grams per tonne values over sample length.

Project Fenix Feasibility Study* Phase 2, Years 7 - 9.5 Silver Production Moz AgEq $24 M Year 6 $14.22/ oz AuEq $14.30/ oz AuEq Phase 1, Years 1 - 6 Gold Production Avg Annual Production 26 Koz Au Capex $42 M Initial Cash Costs $1,037/ oz Au AISC $1,045/ oz Au Base Case $1,500/oz Au $17/oz Ag Spot Case $1,800/oz Au $25/oz Ag After-Tax IRR 28% 51% After-Tax NPV@8% $32 M $91 M After-Tax Payback 3.6 years 2.9 years After-Tax Cash Flow/ Yr (1) $12 million $25 million $1,900/oz Au $25/oz Ag 56% $98 M 2.8 years $26 million Innovative, water saving, tailings disposal Phase 1 permitting completed MUX * Feb 16, 20201news release. (1) After-tax cash flow averaged over the years of full production.

Fox Complex: Grey Fox 2019 Exploration Highlights

Drill assay values from multiple zones of near surface mineralization

Area	Project	Hole #	Gold (g/t)	Width (m)	From (m)	Including	Au_GxM
GREY FOX	147NE	19GF-1253	**265**	**1.2**	56		318
		19GF-1121	**261**	**0.6**	168.7		157
		19GF-1123	**39.5**	**3.8**	325	143 g/t Au over 1 m	150
		19GF-1151	**10.0**	**13.2**	229.8		133
		19GF-1134	**6.98**	**15.5**	466		108
		19GF-1175	**148**	**0.71**	189.1		105
	GF South	19GF-1198	**10.9**	**18.8**	281.2		205
		19GF-1261	**13.6**	**15.0**	69	126.5 g/t Au over 1 m	204
		19GF-1277	**29.1**	**5.0**	98		146
		19GF-1310	**4.30**	**26.5**	335		113
	147 Zone	19GF-1187	**3.99**	**34.0**	207	7.04 g/t Au over 14 m	136
		19GF-1259	**120.5**	**1.1**	7.9		133
	Whiskey Jack	19GF-1293	**53.0**	**7.4**	147		392
		19GF-1248	**8.99**	**44.0**	181		395
		19GF-1242	**9.74**	**13.0**	107		127
	Gibson	19GF-1275	**26.3**	**9.0**	892	226 g/t Au over 1 m	236
		19GF-1106W1	**26.7**	**8.04**	739	519 g/t Au over 0.4 m	215

Width (m) = down hole intersection

MUX

32

Fox Complex: Stock West Drill Results

Strong,

Consistent

Mineralized

Intersections

Hole S19-101
494m to 536m

Depth	Length	Au g/t
494m	1.0	1.3
	1.0	1.6
	1.0	2.4
	1.0	4.1
	1.0	6.6
	1.0	2.8
	1.0	3.4
	1.0	8.3
	1.0	16.7
	1.0	7.9
	1.0	5.3
	1.0	2.9
	1.0	4.8
	1.0	3.1
	1.0	6.7
	1.0	11.3
	1.0	5.1
	1.0	6.7
	1.0	7.8
	1.0	3.1
	1.0	5.7
	1.0	6.7
	1.0	9.5
	1.0	3.5
	1.0	6.2
	1.0	6.4
	1.0	6.8
	0.9	9.5
	0.2	4.2
	0.9	2.7
	1.0	41.4
	1.0	4.0
	1.0	4.2
	0.5	6.7
	0.5	5.2
	1.0	4.3
	1.0	4.7
	1.0	2.0
	1.0	11.0
	1.0	7.9
	1.0	6.4
	1.0	0.9
	1.0	1.0
536m	1.0	5.7

Cog 1: 6.37g/t Au / 42m
Cog 3: 6.72g/t Au / 39m

Hole S19-105
475m to 504.1m

Depth	Length	Au g/t
475m	1.0	6.6
	1.0	3.0
	1.0	1.8
	1.0	2.3
	1.0	3.5
	1.0	2.3
	1.0	3.1
	1.0	2.5
	1.0	7.7
	1.0	8.7
	1.0	2.4
	1.0	3.3
	1.0	5.1
	1.0	1.6
	1.0	5.5
	1.0	4.0
	1.0	4.5
	1.0	5.2
	1.0	2.6
	1.0	0.9
	1.0	4.1
	1.0	2.1
	1.2	3.1
	0.8	1.2
	1.0	6.2
	1.0	22.8
	1.0	8.3
	1.0	22.3
	0.6	18.7
504.10m	0.6	11.8

Cog 1: 5.62g/t Au / 29.1m
Cog 3: 5.62g/t Au / 29.1m

Hole S19-106
536m to 561m

Depth	Length	Au g/t
536m	1.0	1.2
	1.0	0.1
	1.0	0.8
	1.0	3.4
	1.0	1.3
	1.0	0.7
	1.0	11.6
	1.0	6.0
	1.0	10.7
	1.0	10.4
	1.0	16.9
	1.0	12.6
	1.0	13.7
	1.0	26.8
	1.0	21.4
	1.0	9.5
	1.0	13.9
	1.0	13.1
	1.2	8.7
	0.8	2.3
	1.0	2.0
	1.0	0.5
	1.0	1.4
	1.0	0.8
561m	1.0	2.2

Cog 1: 7.72g/t Au / 25m
Cog 3: 11.24g/t Au / 16.2m

Au g/t
> 30
20 to 30
10 to 20
5 to 10
3 to 5
1 to 3

33

MUX MUX: Reserves & Resources Attributable Gold Reserves Proven Probable Proven + Probable 43-101 Au Reserves Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Gold Bar South 1.9 1.05 66 1.9 1.05 66 Pick 12.6 0.81 327 12.6 0.81 327 Ridge 1.1 0.87 30 1.1 0.87 30 San José (49%) 0.4 7.75 96 0.1 5.78 22 0.5 7.28 118 Heap Leach Material 8.9 0.52 149 1.2 0.52 20 10.1 0.52 170 El Gallo Silver 0.7 0.05 1 3.7 0.13 16 4.4 0.12 17 Black Fox Mine 0.04 5.4 7 0.3 5.78 57 0.3 5.73 64 TOTAL 253 538 792 Attributable Silver Reserves Proven Probable Proven + Probable 43-101 Ag Reserves Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.4 489 6,032 0.1 363 1,413 0.5 459 7,448 Heap Leach Material 8.9 2 451 1.2 2 67 10.1 2 518 El Gallo Silver 0.7 165.71 3,708 3.7 126.61 15,017 4.4 132.82 18,725 TOTAL 10,191 16,497 26,691

MUX: Reserves & Resources Mineral Resources

MUX: Reserves & Resources

Mineral Resources (Cont'd)

Attributable Silver Resources

43-101 Ag Resources	Measured			Indicated			Measured + Indicated			Inferred		
	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)
San José (49%)	0.8	537	13,231	0.5	364	5,660	1.2	470	18,888	0.9	356	9,960
Los Azules				962.0	2	55,700	962.0	2	55,700	2,666.0	2	135,400
Heap Leach Material	8.8	2	451	1.2	2	67	10.0	2	518	0.1	2	7
El Gallo Silver	1.0	155	4,791	3.5	127	14,228	4.5	133	19,019	0.1	129	286
New Pass (50%)	5.0	8	1,320	0.1	3	7	5.1	8	1,326	-	-	-
Tamarack	-	-	-	0.8	26	663	0.8	26	663	-	-	-
TOTAL			**19,793**			**76,325**			**96,115**			**145,653**

Attributable Copper Resources

43-101 Cu Resources	Measured			Indicated			Measured + Indicated			Inferred		
	Tonnes (millions)	% Cu		Tonnes (millions)	% Cu	Pounds (millions)	Tonnes (millions)	% Cu	Pounds (millions)	Tonnes (millions)	% Cu	Pounds (millions)
Los Azules	-	-	-	962.0	0.48	**10,200**	962.0	0.48	10,200	2,666.0	0.33	**19,300**

Source: Company disclosure.
Note: Mineral Resources inclusive of Mineral Reserves (where applicable).

MUX 36

MUX: Cautionary Note Regarding NON-GAAP Measures In this presentation, we have provided information prepared or calculated according to U.S. GAAP, as well as provided some non-U.S. GAAP ("non-GAAP") performance measures. Because the non-GAAP performance measures do not have any standardized meaning prescribed by U.S. GAAP, they may not be comparable to similar measures presented by other companies. Total Cash Costs per GEO, and All-in Sustaining Costs (“AISC”) per GEO. Total cash costs consist of mining, processing, on-site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs. All-in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, amortization of the asset retirement costs related to operating sites, sustaining exploration and development costs, and sustaining capital expenditures. In order to arrive at our consolidated all-in sustaining costs, we also include corporate general and administrative expenses. Depreciation is excluded from both total cash costs and all-in sustaining cash costs. For both total cash costs and all-in sustaining costs we include our attributable share of total cash costs from operations where we hold less than a 100% economic share in the production, such as MSC, where we hold a 49% interest. Total cash cost and all-in sustaining cash cost per GEO sold are calculated on a co-product basis by dividing the respective proportionate share of the total cash costs and all-in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold. We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe that these measures provide investors and analysts with useful information about our underlying costs of operations. A reconciliation to the nearest U.S. GAAP measure is provided in McEwen Mining's Annual Report on Form 10-K for the year ended December 31, 2019. Earnings from Mining Operations The term Earnings from Mining Operations used in this presentation is a non-GAAP financial measure. We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying earnings from our mining operations. We define Earnings from Mining Operations as Gold and Silver Revenues from our El Gallo Mine, Black Fox Mine, and our 49% attributable share of the San José Mine's Net Sales, less their respective Production Costs Applicable to Sales. To the extent that Production Costs Applicable to Sales may include depreciation and amortization expense related to the fair value increments on historical business acquisitions (fair value paid in excess of the carrying value of the underlying assets and liabilities assumed on the date of acquisition), we deduct this expense in order to arrive at Production Costs Applicable to Sales that only include depreciation and amortization expense incurred at the mine-site level. The San José Mine Net Sales and Production Costs Applicable to Sales are presented, on a 100% basis, in Note 5 of McEwen Mining's Annual Report on Form 10-K for the year ended December 31, 2019. Cash, Investments and Precious Metals The term cash, investments and precious metals used in this presentation is a non-GAAP financial measure. We report this measure to better understand our liquidity in each reporting period. Cash, investments and precious metals is calculated as the sum of cash, investments and ounces of doré held in inventory, valued at the London P.M. Fix spot price at the corresponding period. A reconciliation to the most directly comparable U.S. GAAP measure, Sales of Gold and Silver, is provided in McEwen Mining's Annual Report on Form 10-K for the year ended December 31, 2019. MUX